                                                                    EXHIBIT 3.2

                             CERTIFICATION OF BYLAWS
                                       OF
                            VIRAGE LOGIC CORPORATION
                           (A CALIFORNIA CORPORATION)


KNOW ALL BY THESE PRESENTS:

        I, Alex Shubat, certify that I am Secretary of Virage Logic Corporation, a California corporation (the "Company"), that I am duly authorized to make and deliver this certification and that the attached Bylaws are a true and correct copy of the Bylaws of the Company in effect as of the date of this certificate.



Dated:  December 3, 1999


                                            /S/ ALEX SHUBAT
                                            -------------------------------
                                                Alex Shubat, Secretary

                                     BYLAWS

                                       OF

                            VIRAGE LOGIC CORPORATION

                           (A CALIFORNIA CORPORATION)

                         (AS ADOPTED ON AUGUST 27, 1997
                     AND AMENDED THROUGH NOVEMBER 22, 1999)

                                     BYLAWS
                                       OF
                            VIRAGE LOGIC CORPORATION

                            A California Corporation

                                TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----
ARTICLE I OFFICES...........................................................................       1
        Section 1.1   Principal Office......................................................       1
        Section 1.2   Other Offices.........................................................       1

ARTICLE II DIRECTORS........................................................................       1
        Section 2.1   Exercise of Corporate Powers..........................................       1
        Section 2.2   Number................................................................       1
        Section 2.3   Need Not Be Shareholders..............................................       2
        Section 2.4   Compensation..........................................................       2
        Section 2.5   Election and Term of Office...........................................       2
        Section 2.6   Vacancies.............................................................       2
        Section 2.7   Removal...............................................................       3
        Section 2.8   Powers and Duties.....................................................       3

ARTICLE III MEETINGS OF DIRECTORS...........................................................       5
        Section 3.1   Place of Meetings.....................................................       6
        Section 3.2   Regular Meetings......................................................       6
        Section 3.3   Special Meetings......................................................       6
        Section 3.4   Notice of Special Meetings............................................       6
        Section 3.5   Quorum................................................................       6

                                     BYLAWS
                                       OF
                            VIRAGE LOGIC CORPORATION

                            A California Corporation
                           TABLE OF CONTENTS (CONT'D)


                                                                                                  PAGE
                                                                                                  ----
        Section 3.6   Conference Telephone..................................................       7
        Section 3.7   Waiver of Notice and Consent..........................................       7
        Section 3.8   Action Without a Meeting..............................................       7
        Section 3.9   Committees............................................................       7

ARTICLE IV COMMITTEES.......................................................................       7
        Section 4.1   Appointment and Procedure.............................................       8
        Section 4.2   Executive Committee Powers............................................       8
        Section 4.3   Powers of Other Committees............................................       8
        Section 4.4   Limitations on Powers of Committees...................................       8

ARTICLE V OFFICERS..........................................................................       8
        Section 5.1   Election and Qualifications...........................................       9
        Section 5.2   Term of Office and Compensation.......................................       9
        Section 5.3   Chief Executive Officer...............................................       9
        Section 5.4   Chairman of the Board.................................................      10
        Section 5.5   President.............................................................      10
        Section 5.6   President Pro Tem.....................................................      10
        Section 5.7   Vice President........................................................      10
        Section 5.8   Secretary.............................................................      10
        Section 5.9   Chief Financial Officer...............................................      11

                                     BYLAWS
                                       OF
                            VIRAGE LOGIC CORPORATION

                            A California Corporation
                           TABLE OF CONTENTS (CONT'D)


                                                                                                  PAGE
                                                                                                  ----
        Section 5.10  Instruments in Writing................................................      12

ARTICLE VI INDEMNIFICATION..................................................................      12
        Section 6.1   Indemnification of Directors and Officers.............................      12
        Section 6.2   Advancement of Expenses...............................................      12
        Section 6.3   Non-Exclusivity of Rights.............................................      13
        Section 6.4   Indemnification Contracts.............................................      13
        Section 6.5   Effect of Amendment...................................................      13

ARTICLE VII MEETINGS OF, AND REPORTS TO, SHAREHOLDERS.......................................      13
        Section 7.1   Place of Meetings.....................................................      13
        Section 7.2   Annual Meetings.......................................................      14
        Section 7.3   Special Meetings......................................................      14
        Section 7.4   Notice of Meetings....................................................      14
        Section 7.5   Consent to Shareholders' Meetings.....................................      15
        Section 7.6   Quorum................................................................      15
        Section 7.7   Adjourned Meetings....................................................      15
        Section 7.8   Voting Rights.........................................................      16
        Section 7.9   Action by Written Consents............................................      16
        Section 7.10  Election of Directors.................................................      17
        Section 7.11  Proxies...............................................................      17

                                     BYLAWS
                                       OF
                            VIRAGE LOGIC CORPORATION

                            A California Corporation
                           TABLE OF CONTENTS (CONT'D)


                                                                                                  PAGE
                                                                                                  ----
        Section 7.12  Inspectors of Election................................................      17
        Section 7.13  Annual Reports........................................................      18

ARTICLE VIII SHARES AND SHARE CERTIFICATES..................................................      18
        Section 8.1   Shares Held By the Company............................................      18
        Section 8.2   Certificates for Shares...............................................      18
        Section 8.3   Lost Certificates.....................................................      19
        Section 8.4   Restrictions on Transfer of Shares....................................      19

ARTICLE IX CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW.......................      20
        Section 9.1   Bylaw Provisions Construed as Additional and Supplemental to
                      Provisions of Law.....................................................      20
        Section 9.2   Bylaw Provisions Contrary to or Inconsistent with Provisions of
                      Law...................................................................      20

ARTICLE X CERTIFICATION, ADOPTION, AMENDMENT  OR REPEAL OF BYLAWS...........................      20
        Section 10.1  By Shareholders.......................................................      20
        Section 10.2  By the Board of Directors.............................................      20
        Section 10.3  Certification and Inspection of Bylaws................................      20

                                     BYLAWS

                                       OF

                            VIRAGE LOGIC CORPORATION

                           (a California corporation)

                           As Adopted August 27, 1997
                      and Amended through November 22, 1999



                                    ARTICLE I

                                     OFFICES

        Section 1.1 Principal Office. The principal executive office for the transaction of the business of this corporation (the "Company") shall be located at such place as the Board of Directors may from time to time decide. The Board of Directors is hereby granted full power and authority to change the location of the principal executive office from one location to another.

        Section 1.2 Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or outside the State of California as it deems appropriate.

                                   ARTICLE II

                                    DIRECTORS

        Section 2.1 Exercise of Corporate Powers. Except as otherwise provided by these Bylaws, by the Articles of Incorporation of the Company or by the laws of the State of California now or hereafter in force, the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the ultimate direction of a board of directors (the "Board of Directors").

        Section 2.2 Number. The authorized number of directors of the Company shall initially be seven (7). The authorized number of directors may be varied from time to time by resolution of the Board of Directors, provided that the minimum authorized number shall be not less than four (4) and the maximum authorized number shall not be more than seven (7). Until changed by an amendment of this Section by the shareholders of the Company, the authorized number of directors of the Company may be varied by the Board of Directors, as opposed to being fixed, within the range of the minimum and the maximum authorized numbers of directors provided above.

        Section 2.3 Need Not Be Shareholders. The directors of the Company need not be shareholders of this Company.

        Section 2.4 Compensation. Directors and members of committees may receive such compensation, if any, for their services as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor.

        Section 2.5 Election and Term of Office. The directors shall be elected annually by the shareholders at the annual meeting of the shareholders. The term of office of the directors shall begin immediately after their election and shall continue until the next annual meeting of the shareholders and until their respective successors are elected. A reduction of the authorized number of directors shall not shorten the term of any incumbent director or remove any incumbent director prior to the expiration of such director's term of office.

        Section 2.6 Vacancies. A vacancy or vacancies on the Board of Directors shall exist:

        (a) in the case of the death of any director; or

        (b) in the case of the resignation or removal of any director; or

        (c) if the authorized number of directors is increased; or

        (d) if the shareholders fail, at any annual meeting of shareholders at which any director is elected, to elect the full authorized number of directors at that meeting.

The Board of Directors may declare vacant the office of a director if he or she is declared of unsound mind by an order of court or convicted of a felony or if, within 60 days after notice of his or her election, he or she does not accept the office. Any vacancy, except for a vacancy created by removal of a director as provided in Section 2.7 hereof, may be filled by a person selected by a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director. Vacancies occurring in the Board of Directors by reason of removal of directors shall be filled only by approval of shareholders. The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by the written consent of shareholders, other than to fill a vacancy created by removal, requires the consent of shareholders holding a majority of the outstanding shares entitled to vote. If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of 5% or more of the total number of shares at that time having the right to vote for such directors may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director then in office shall terminate upon the election of such director's successor. Any director may resign effective upon giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. After the notice is given and if the resignation is effective at a future time, a successor may be elected or appointed to take office when the resignation becomes effective.

        Section 2.7 Removal. The entire Board of Directors or any individual director may be removed from office without cause by an affirmative vote of shareholders holding a majority of the outstanding shares entitled to vote. If the entire Board of Directors is not removed, however, then no individual director shall be removed if the votes cast against removal of that director, plus the votes not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively in an election at which the following were true:

        (a) the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted; and

        (b) the entire number of directors authorized at the time of the director's most recent election were then being elected.

        If any or all directors are so removed, new directors may be elected at the same meeting or at a subsequent meeting. If at any time a class or series of shares is entitled to elect one or more directors under authority granted by the Articles of Incorporation, the provisions of this Section 2.7 shall apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

        Section 2.8 Powers and Duties. Without limiting the generality or extent of the general corporate powers to be exercised by the Board of Directors pursuant to Section 2.1 of these Bylaws, it is hereby provided that the Board of Directors shall have full power with respect to the following matters:

        (a) To purchase, lease and acquire any and all kinds of property, real, personal or mixed, and at its discretion to pay therefor in money, in property and/or in stocks, bonds, debentures or other securities of the Company.

        (b) To enter into any and all contracts and agreements which in its judgment may be beneficial to the interests and purposes of the Company.

        (c) To fix and determine and to vary from time to time the amount or amounts to be set aside or retained as reserve funds or as working capital of the Company or for maintenance, repairs, replacements or enlargements of its properties.

        (d) To declare and pay dividends in cash, shares and/or property out of any funds of the Company at the time legally available for the declaration and payment of dividends on its shares.

        (e) To adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper.

        (f) To prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, bills of exchange, contracts and other corporate instruments shall be executed.

        (g) To accept resignations of directors; to declare vacant the office of a director as provided in Section 2.6 hereof; and, in case of vacancy in the office of directors, to fill the same to the extent provided in Section 2.6 hereof.

        (h) To create offices in addition to those for which provision is made by law or these Bylaws; to elect and remove at pleasure all officers of the Company, fix their terms of office, prescribe their titles, powers and duties, limit their authority and fix their salaries in any way it may deem advisable that is not contrary to law or these Bylaws.

        (i) To designate one or more persons to perform the duties and exercise the powers of any officer of the Company during the temporary absence or disability of such officer.

        (j) To appoint or employ and to remove at pleasure such agents and employees as it may see fit, to prescribe their titles, powers and duties, limit their authority and fix their salaries in any way it may deem advisable that is not contrary to law or these Bylaws.

        (k) To fix a time in the future, which shall not be more than 60 days nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action for which it is fixed, as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting, or entitled to receive any payment of any dividend or other distribution, or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action; and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Company after any record date fixed as aforesaid. The Board of Directors may close the books of the Company against transfers of shares during the whole or any part of such period.

        (l) To fix and locate from time to time the principal office for the transaction of the business of the Company and one or more branch or other subordinate offices of the Company within or without the State of California; to designate any place within or without the State of California for the holding of any meeting or meetings of the shareholders or the Board of Directors, as provided in Sections 3.1 and 7.1 hereof; to adopt, make and use a corporate seal, and to prescribe the forms of certificates for shares and to alter the form of such seal and of such certificates from time to time as in its judgment it may deem best, provided such seal and such certificates shall at all times comply with the provisions of law now or hereafter in effect.

        (m) To authorize the issuance of shares of stock of the Company in accordance with the laws of the State of California and the Articles of Incorporation.

        (n) Subject to the limitation provided in Section 10.2 hereof, to adopt, amend or repeal from time to time and at any time these Bylaws and any and all amendments thereof.

        (o) To borrow money, make guarantees of indebtedness or other obligations of third parties (except to the extent such guarantees are not permitted by Section 2.8(p) of these Bylaws, Section 315 of the California Corporations Code (or any successor provision) or other applicable law) and incur indebtedness on behalf of the Company, including the power and authority to borrow money from any of the shareholders, directors or officers of the Company; and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges (or other transfers of property as security or collateral for a debt), or other evidences of debt and securities therefor; and the note or other obligation given for any indebtedness of the Company, signed officially by any officer or officers thereunto duly authorized by the Board of Directors, shall be binding on the Company.

        (p) To approve a loan of money or property to any officer or director of the Company or of any parent or subsidiary company, to guarantee the obligation of any such officer or director or to approve an employee benefit plan authorizing such a loan or guarantee to any such officer or director, but only if (i) the loan or guarantee is made pursuant to a transaction, plan or agreement (including a stock purchase plan or agreement or stock option plan or agreement) permitted by Section 408 of the California Corporations Code; or (ii) the transaction, or an employee benefit plan authorizing such loans or guarantees after disclosure of the right under such plan to include officers or directors thereunder, is approved by any vote of the shareholders of the Company then required under Section 315 of the California Corporations Code (or any successor provision) or other then applicable law; provided however, that notwithstanding the foregoing, if the Company has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the California Corporations Code or any successor provision) on the date of approval by the Board of Directors of a loan or guarantee to an officer of the Company, and this Section 2.8(p) has been approved by, the outstanding shares (as defined in Section 152 of the California Corporations Code or any successor provision), then the Board of Directors alone (without the need for any further approval by the Company's shareholders) may, by a vote of the Board of Directors sufficient for approval without counting the vote of any interested director or directors, approve such a loan or guarantee to an officer of the Company, whether or not such officer is a director, or an employee benefit plan authorizing such a loan or guarantee to an officer of the Company, if the Board of Directors determines (without counting the vote of any interested director or directors) that such loan, guarantee or plan may reasonably be expected to benefit the Company.

        (q) Generally to do and perform every act and thing whatsoever that may pertain to the office of a director or to a board of directors.

                                   ARTICLE III

                              MEETINGS OF DIRECTORS

        Section 3.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the Board of Directors of the Company shall be held at the principal executive office of the Company or at any other place within or outside the State of California which may be designated from time to time by resolution of the Board of Directors or which is designated in the notice of the meeting.

        Section 3.2 Regular Meetings. Regular meetings of the Board of Directors shall be held after the adjournment of each annual meeting of the shareholders (which regular directors' meeting shall be designated the "Regular Annual Meeting") and at such other times as may be designated from time to time by resolution of the Board of Directors. Notice of the time and place of all regular meetings shall be given in the same manner as for special meetings, except that no such notice need be given if (a) the time and place of such meetings are fixed by the Board of Directors or (b) the Regular Annual Meeting is held at the principal executive office of this Corporation and on the date specified by the Board of Directors.

        Section 3.3 Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, if any, or the President, or any Vice President, or the Secretary or by any two or more directors.

        Section 3.4 Notice of Special Meetings. Special meetings of the Board of Directors shall be held upon no less than 4 days' notice by mail or 48 hours' notice delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means to each director. Notice need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the home or office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. A notice or waiver of notice need not specify the purpose of any meeting of the Board of Directors. If the address of a director is not shown on the records of the Company and is not readily ascertainable, notice shall be addressed to him or her at the city or place in which meetings of the directors are regularly held. If a meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to all directors not present at the time of adjournment.

        Section 3.5 Quorum. A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors subject to provisions of law relating to interested directors and indemnification of agents of the Company. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

        Section 3.6 Conference Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone, electronic video screen communication, or other communications equipment. Participation in a meeting pursuant to this Section constitutes presence in person at that meeting if

        (a) each member participating in the meeting can communicate with all of the other members concurrently;

        (b) each member is provided the means of participating in all matters before the Board of Directors, including the capacity to propose, or to interpose an objection, to a specific action to be taken by the Company; and

        (c) the Company adopts and implements some means of verifying that

               (i) a person communicating by telephone, electronic video screen, or other communications equipment is a director entitled to participate in the Board of Directors meeting; and

               (ii) all statements, questions, actions, or votes were made by that director and not by another person not permitted to participate as a director.

        Section 3.7 Waiver of Notice and Consent. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duty held after regular call and notice if a quorum is present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 3.8 Action Without a Meeting. Any action required or permitted by law to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to the taking of such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors at a duly held meeting.

        Section 3.9 Committees. The provisions of this Article apply also to committees of the Board of Directors and action by such committees.

                                   ARTICLE IV

                                   COMMITTEES

        Section 4.1 Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, appoint from among its members one or more committees, including without limitation an executive committee, an audit committee and a compensation committee, of two or more directors. Each committee may make its own rules of procedure subject to
Section 3.9 hereof, and shall meet as provided by such rules or by a resolution adopted by the Board of Directors (which resolution shall take precedence). A majority of the members of the committee shall constitute a quorum, and in every case the affirmative vote of a majority of all members of the committee shall be necessary to the adoption of any resolution.

        Section 4.2 Executive Committee Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, if any, in all cases in which specific directions shall not have been given by the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company in such manner as the Executive Committee may deem best for the interests of the Company.

        Section 4.3 Powers of Other Committees. Other committees shall have such powers as are given them in a resolution of the Board of Directors.

        Section 4.4 Limitations on Powers of Committees. No committee shall have the power to act with respect to:

        (a) any action for which the laws of the State of California also require shareholder approval or approval of the outstanding shares;

        (b) the filling of vacancies on the Board of Directors or in any committee;

        (c) the fixing of compensation of the directors for serving on the Board of Directors or on any committee;

        (d) the amendment or repeal of these Bylaws or the adoption of new
Bylaws;

        (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not amendable or repealable;

        (f) a distribution to the shareholders of the Company, except at a rate or in a periodic amount or within a price range as set forth in the Articles of Incorporation or determined by the Board of Directors; and

        (g) the appointment of other committees of the Board of Directors or the members thereof.

                                    ARTICLE V

                                    OFFICERS

        Section 5.1 Election and Qualifications. The officers of the Company shall consist of a President and/or a Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers, including, but not limited to, a Chairman of the Board of Directors, one or more Vice Presidents, a Treasurer, and Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any number of offices may be held by the same person. Any Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President, the Chief Financial Officer or the Secretary, respectively, as directed by the Board of Directors, and shall perform such other duties as are imposed upon him or her by these Bylaws or the Board of Directors.

        Section 5.2 Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board of Directors from time to time at its pleasure, subject to the rights, if any, of any officer under any contract of employment. Any officer may resign at any time upon written notice to the Company, without prejudice to the rights, if any, of the Company under any contract to which the officer is a party. If any vacancy occurs in any office of the Company, the Board of Directors may appoint a successor to fill such vacancy.

        Section 5.3 Section 5.3 Chief Executive Officer. Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors, the powers and duties of the Chief Executive Officer of the Company are:

        (a) To act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Company.

        (b) To preside at all meetings of the shareholders and, in the absence of the Chairman of the Board of Directors or if there be no Chairman, at all meetings of the Board of Directors.

        (c) To call meetings of the shareholders and meetings of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper.

        (d) To affix the signature of the Company to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Company; to sign certificates for shares of stock of the Company; and, subject to the direction of the Board of Directors, to have general charge of the property of the Company and to supervise and control all officers, agents and employees of the Company.

        The President shall be the Chief Executive Officer of the Company unless the Board of Directors shall designate the Chairman of the Board or another officer to be the Chief Executive

Officer. If there is no President, then the Chairman of the Board shall be the Chief Executive Officer.

        Section 5.4 Chairman of the Board. The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from. time to time prescribe.

        Section 5.5 President. Subject to the supervisory powers of the Chief Executive Officer, if not the President, and to such supervisory powers as may be given by the Board of Directors to the Chairman of the Board, if one is elected, or to any other officer, the President shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

        Section 5.6 President Pro Tem. If neither the Chairman of the Board of Directors, the President, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen by the directors present at the meeting to preside and act at such meeting. If neither the President nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen by the shareholders present at the meeting to preside at such meeting.

        Section 5.7 Vice President. The titles, powers and duties of the Vice President or Vice Presidents, if any, shall be as prescribed by the Board of Directors. In case of the resignation, disability or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all powers and duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be as fixed by the Board of Directors.

        Section 5.8 Secretary. The powers and duties of the Secretary are:

        (a) To keep a book of minutes at the principal executive office of the Company, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding of such meeting, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

        (b) To keep the seal of the Company and to affix the same to all instruments which may require it.

        (c) To keep or cause to be kept at the principal executive office of the Company, or at the office of the transfer agent or agents, a record of the shareholders of the Company, giving the names and addresses of all shareholders and the number and class of shares held by each, the number and date of certificates issued for shares and the number and date of cancellation of every certificate surrendered for cancellation.

        (d) To keep a supply of certificates for shares of the Company, to fill in all certificates issued, and to make a proper record of each such issuance; provided that, so long as the Company shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Company, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

        (e) To transfer upon the share books of the Company any and all shares of the Company; provided that, so long as the Company shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Company, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to whom the certificate is presented for transfer and, if the Company then has one or more duly appointed and acting registrars, subject to the reasonable regulations of the registrar to which a new certificate is presented for registration; and, provided further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 8.2 hereof

        (f) To make service and publication of all notices that may be necessary or proper in connection with meetings of the Board of Directors of the shareholders of the Company. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them, or by the Board of Directors, or by the holders of a majority of the outstanding shares of the Company.

        (g) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

        Section 5.9 Chief Financial Officer. The powers and duties of the Chief Financial Officer are:

        (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the Company's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director.

        (b) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Company and, at his or her discretion, to cause any or all thereof to be deposited for the account of the Company with such depository as may be designated from time to time by the Board of Directors.

        (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for monies paid in for the account of the Company.

        (d) To disburse, or cause to be disbursed, all funds of the Company as may be directed by the President or the Board of Directors, taking proper vouchers for such disbursements.

        (e) To render to the President or to the Board of Directors, whenever either may require, accounts of all transactions as Chief Financial Officer and of the financial condition of the Company.

        (f) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

        Section 5.10 Instruments in Writing. All checks, drafts, demands for money, notes and written contracts of the Company shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time designate. No officer, agent, or employee of the Company shall have the power to bind the Company by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors.

                                   ARTICLE VI

                                 INDEMNIFICATION

        Section 6.1 Indemnification of Directors and Officers. The Company shall indemnify each person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, to the fullest extent permitted by the California Corporations Code, against all expenses, including, without limitation, attorneys' fees and any expenses of establishing a right to indemnification, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding, and such indemnification shall continue as to a person who has ceased to be such a director or officer, and shall inure to the benefit of the heirs, executors and administrators of such person; provided however that the Company shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Company.

        Section 6.2 Advancement of Expenses. The Company shall pay all expenses incurred by such a director or officer in defending any Proceeding as they are incurred in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of a Proceeding shall be made only upon receipt by the Company of an agreement by or on behalf of such director or officer to repay such amount if it shall be determined ultimately that such person is not entitled to be indemnified under this Article VI or otherwise; and provided further that the Company shall not be required to advance any expenses to a person against whom the Company brings an action, alleging that such person committed an act or omission not in good faith or that involved intentional Misconduct or a knowing violation of law, or that was contrary to the best interest of the Company, or derived an improper personal benefit from a transaction.

        Section 6.3 Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be deemed exclusive of any other rights that such person may have or hereafter acquire under any statute, by law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Additionally, nothing in this Article VI shall limit the ability of the Company, in its discretion, to indemnify or advance expenses to persons whom the Company is not obligated to indemnify or advance expenses to pursuant to this
Article VI.

        Section 6.4 Indemnification Contracts. The Board of Directors is authorized to cause the Company to enter into a contract with any director, officer, employee or agent of the Company, or any person serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than (to the extent permitted by the Company's Articles of Incorporation and the California Corporations Code) those provided for in this
Article VI.

        Section 6.5 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this
Article VI and existing at the time of such amendment, repeal or modification.

                                   ARTICLE VII

                    MEETINGS OF, AND REPORTS TO, SHAREHOLDERS

        Section 7.1 Place of Meetings. Meetings (whether regular, special or adjourned) of the shareholders of the Company shall be held at the principal executive office for the transaction of business of the Company, or at any place within or outside the State of California which may be designated by written consent of all the shareholders entitled to vote thereat, or which may be designated by resolution of the Board of Directors. Any meeting shall be valid wherever held if held by the written consent of all the shareholders entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the Company.

        Section 7.2 Annual Meetings. The annual meetings of the shareholders shall be held at the place provided pursuant to Section 7.1 hereof and at such time in a particular year as may be designated by written consent of all the shareholders entitled to vote thereat or which may be designated by resolution of the Board of Directors of the Company. Said annual meetings shall be held for the purpose of the election of directors, for the making of reports of the affairs of the Company and for the transaction of such other business as may properly come before the meeting.

        Section 7.3 Special Meetings. Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the President, the Chairman of the Board of Directors or by the Board of Directors, or by two or more members thereof, or by one or more holders of shares entitled to cast not less than 10% of the votes at the meeting. Upon request in writing sent by registered mail to the Chairman of the Board of Directors, President, Vice President or Secretary, or delivered to any such officer in person, by any person entitled to call a special meeting of shareholders, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, which (except where called by the Board of Directors) shall be not less than 35 days nor more than 60 days after the receipt of such request. If the notice is not given within 20 days after receipt of the request, the person entitled to call the meeting may give the notice. Notices of meetings called by the Board of Directors shall be given in accordance with Section 7.4.

        Section 7.4 Notice of Meetings. Notice of any meeting of shareholders shall be given in writing not less than 10 (or, if sent by third-class mail, 30) nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat by the Secretary or an Assistant Secretary, or such other person charged with that duty, or if there be no such officer or person, or in case of his or her neglect or refusal, by any director or shareholder. The notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but any proper matter may be presented at the meeting for such action, except that notice must be given or waived in writing of any proposal relating to approval of contracts between the Company and any director of the Company, amendment of the Articles of Incorporation, reorganization of the Company or winding up of the affairs of the Company. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board of Directors for election. Notice of a shareholders' meeting or any report shall be given to any shareholder, either (a) personally or (b) by first-class mail, or, in case the Company has outstanding shares held of record by 500 or more persons on the record date for the shareholders' meeting, notice may be sent by third-class mail, or other means of written communication, charges prepaid, addressed to such shareholder at such shareholder's address appearing on the books of the Company or given by such shareholder to the Company for the purpose of notice. If a shareholder gives no address or no such address appears on the books of the Company, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive office of the Company is located, or if published at least once in a newspaper of general circulation in the county in which such office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the United States mail, postage prepaid, or sent by other means of written communication and addressed as hereinbefore provided. An affidavit or declaration of delivery or mailing of any notice or report in accordance with the provisions of this Section 7.4, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the- giving of the notice or report. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the

Company is returned to the Company by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the Company for a period of one year from the date of the giving of the notice or report to all other shareholders.

        Section 7.5 Consent to Shareholders' Meetings. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though they had taken place at a meeting duly held after regular call and notice, if the following conditions are met:

        (a) a quorum is present, either in person or by proxy, and

        (b) either before or after the meeting, each of the shareholders entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        Attendance of a person at a meeting shall constitute both a waiver of notice of and presence at such meeting, except: (a) when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; or (b) when the person expressly makes an objection at some time during the meeting to the consideration of matters required by law to be included in the notice but not so included.

        Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as to approval of contracts between the Company and any of its directors, amendment of the Articles of Incorporation, reorganization of the Company or winding up the affairs of the Company.

        Section 7.6 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of the shareholders shall constitute a quorum for the transaction of business. Shares shall not be counted to make up a quorum for a meeting if voting of such shares at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. Except as provided herein, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required.

        Section 7.7 Adjourned Meetings. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 7.6 hereof, in the absence of a quorum, no other business may be transacted at such meeting. When a meeting is adjourned for more than 45 days or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at a meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken. At any adjourned meeting the shareholders may transact any business which might have been transacted at the original meeting.

        Section 7.8 Voting Rights. Only persons in whose names shares entitled to vote stand on the stock records of the Company at:

        (a) the close of business on the business day immediately preceding the day on which notice is given; or

        (b) if notice is waived, at the close of business on the business day immediately preceding the day on which the meeting is held; or

        (c) if some other day be fixed for the determination of shareholders of record pursuant to Section 2.8(k) hereof, then on such other day, shall be entitled to vote at such meeting.

        The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given. In the absence of any contrary provision in the Articles of Incorporation or in any applicable statute relating to the election of directors or to other particular matters, each such person shall be entitled to one vote for each share.

        Section 7.9 Action by Written Consents. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, the Company shall provide notice of any shareholder approval obtained without a meeting by less than unanimous written consent to those shareholders entitled to vote but who have not yet consented in writing at least 10 days before the consummation of the following actions authorized by such approval: (a) contracts between the Company and any of its directors; (b) indemnification of any person; (c) reorganization of the Company; or (d) distributions to shareholders upon the winding-up of the affairs of the Company. In addition, the Company shall provide, to those shareholders entitled to vote who have not consented in writing, prompt notice of the taking of any other corporate action approved by the shareholders without a meeting by less than unanimous written consent. All notices given hereunder shall conform to the requirements of Section 7.4 hereto and applicable law. When written consents are given with respect to any shares, they shall be given by and accepted from the persons in whose names such shares stand on the books of the Company at the time such respective consents are given, or their proxies. Any shareholder giving a written consent (including any shareholder's proxy holder, or a transferee of the shares or a personal representative of the shareholder, or their respective proxy holders) may revoke the consent by a writing. This writing must be received by the Company prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Company. Such revocation is effective upon its receipt by the Secretary of the Company. Notwithstanding anything herein to the contrary, and subject to Section 305(b) of the California Corporations Code, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

        Section 7.10 Election of Directors. Every shareholder entitled to vote at any election of directors of the Company may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many candidates as such shareholder thinks fit. No shareholder, however, may cumulate such shareholder's votes for one or more candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of such shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares shall be declared elected. Votes against the director and votes withheld shall have no legal effect. Election of directors need not be by ballot except upon demand made by a shareholder at the meeting and before the voting begins.

        Section 7.11 Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy. executed by such person or such person's duly authorized agent and filed with the Secretary of the Company. No proxy shall be valid (a) after revocation thereof, unless the proxy is specifically made irrevocable and otherwise conforms to this Section and applicable law, or (b) after the expiration of eleven months from the date thereof, unless the person executing it specifies therein the length of time for which such proxy is to continue in force. Revocation may be effected by a writing delivered to the Secretary of the Company stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at the meeting and voting in person by the person executing the proxy. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, a written notice of such death or incapacity is received by the Secretary of the Company. In addition, a proxy may be revoked, notwithstanding a provision making it irrevocable, by a transferee of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability appears on the certificate representing such shares.

        Section 7.12 Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election. This appointment shall be valid at the meeting and at any subsequent meeting that is a continuation of the meeting at which the persons were originally appointed to be inspectors. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy. These inspectors shall:

        (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

        (b) receive votes, ballots, or consents;

        (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

        (d) count and tabulate all votes or consents;

        (e) determine when the polls shall close;

        (f) determine the result; and

        (g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

        Section 7.13 Annual Reports. Provided that the Company has 100 or fewer shareholders, the making of annual reports to the shareholders is dispensed with and the requirement that such annual reports be made to shareholders is expressly waived, except as may be directed from time to time by the Board of Directors or the President.

                                  ARTICLE VIII

                          SHARES AND SHARE CERTIFICATES

        Section 8.1 Shares Held By the Company. Shares in other companies standing in the name of the Company may be voted or represented and all rights incident thereto may be exercised on behalf Of the Company by any officer of the Company authorized to do so by resolution of the Board of Directors.

        Section 8.2 Certificates for Shares. There shall be issued to every holder of shares in the Company a certificate or certificates signed in the name of the Company by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial

Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

        Section 8.3 Lost Certificates. Where the owner of any certificate for shares of the Company claims that the certificate has been lost, stolen or destroyed, a new certificate shall be issued in place of the original certificate if the owner (a) so requests before the Company has notice that the original certificate has been acquired by a bona fide purchaser and (b) satisfies any reasonable requirements imposed by the Company, including without limitation the filing with the Company of an indemnity bond or agreement in such form and in such amount as shall be required by the President or a Vice President of the Company. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

        Section 8.4 Restrictions on Transfer of Shares.

        (a) Before any shareholder of the Company may sell, assign, gift, pledge or otherwise transfer any shares of the Company's capital stock, such shareholder shall first notify the Company in writing of such transfer and such transfer may not be effected unless and until legal counsel for the Company has concluded that such transfer, when effected as proposed by such shareholder (i) will comply with all applicable provisions of any applicable state and federal securities laws, including but not limited to the Securities Act of 1933, as amended, and the California Corporate Securities Law of 1968, as amended, and
(ii) will not jeopardize, terminate or adversely affect the Company's status as an S Corporation, if applicable, as that tern is defined in the Internal Revenue Code of 1986, as amended. The Company may require that certificates representing shares of stock of the Company be endorsed with a legend describing the restrictions set forth in this Section.

        (b) If (i) any two or more shareholders of the Company shall enter into any agreement abridging, limiting or restricting the rights of any one or more of them to sell, assign, transfer, mortgage, pledge, hypothecate or transfer on the books of the Company any or all of the shares of the Company held by them, and if a copy of said agreement shall be filed with the Company, or if (ii) shareholders entitled to vote shall adopt any Bylaw provision abridging, limiting or restricting the rights of any shareholders mentioned above, then, and in either of such events, all certificates of shares of stock subject to such abridgments, limitations or restrictions shall have a reference thereto endorsed thereon by an officer of the Company and such certificates shall not thereafter be transferred on the books of the Company except in accordance with the terms and provisions of such as the case may be; however, no restriction shall be binding with respect to shares issued prior to adoption of the restriction unless the holders of such shares voted in favor of, or consented in writing to, the restriction.

                                   ARTICLE IX

                           CONSTRUCTION OF BYLAWS WITH
                         REFERENCE TO PROVISIONS OF LAW

        Section 9.1 Bylaw Provisions Construed as Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

        Section 9.2 Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in
Section 9.1 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portion of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                    ARTICLE X

                       CERTIFICATION, ADOPTION, AMENDMENT
                               OR REPEAL OF BYLAWS

        Section 10.1 By Shareholders. Bylaws may be adopted, amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Bylaws specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa may be adopted only by the shareholders.

        Section 10.2 By the Board of Directors. Subject to the right of shareholders to adopt, amend or repeal Bylaws, and other than a Bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number of directors or changing from a fixed to a variable board or vice versa, these Bylaws may be adopted, amended or repealed by the Board of Directors. A Bylaw adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal Bylaws.

        Section 10.3 Certification and Inspection of Bylaws. The Company shall keep at its principal executive office the original or a copy of these Bylaws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.



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